                                  THE UBS FUNDS

                 Supplement to Prospectus dated October 28, 2003

                                                                 January 5, 2004

Dear Investor,

     The  purpose  of  this  supplement  is to  notify  you  of  changes  in the management  of UBS High Yield Fund,  UBS U.S.  Large Cap Growth  Fund,  UBS U.S.
Small Cap Growth Fund and UBS U.S.  Real Estate Equity Fund (the  "Funds").  The
Investment Advisor to the Funds is UBS Global Asset Management  (Americas) Inc.,
an indirect,  wholly owned subsidiary of UBS AG ("UBS"), and a member of the UBS
Global Asset Management  Division (the  "Advisor").  Prior to December 31, 2003,
the Advisor employed its affiliate,  UBS Global Asset Management (New York) Inc.
to serve as sub-advisor to the Funds (the  "Sub-Advisor").  The  Sub-Advisor was
also a subsidiary of UBS.

     Effective December 31, 2003, the Sub-Advisor  merged with the Advisor,  and
the  Advisor  is  now  solely   responsible  for  managing  the  investment  and
reinvestment of the Funds' portfolios.

     Therefore,  all references to the Sub-Advisor in the "Investment Objective,
Strategies,  Securities Selection and Risks" section of each Fund are deleted or replaced with the Advisor, as appropriate.

     The section entitled  "Management - Investment  Advisor and Sub-Advisor" on
page 94 of the Prospectus is changed to delete the words "and  Sub-Advisor," and the second and third paragraphs under the heading are deleted in their entirety.

     In the section entitled  "Management - Portfolio  Management" on page 94 of the Prospectus, the words "and the Sub-Advisor" are deleted from the paragraph.

     In the  section  entitled  "Management  - Advisory  Fees" on page 95 of the
Prospectus, the last paragraph is deleted in its entirety.

                                                                 Item No. ZS-230